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EXHIBIT 10.9
                           Hugh Grenfal
                  Suite 1950 - 400 Burrard Street
                   Vancouver, B.C, Canada V6C 3A6


November 5, 1999



Camden Mines Limited
Suite 1950 - 400 Burrard Street
Vancouver, B.C. V6C 3A6


Dear Sirs:

Re: Iron Wolf Skarn Project

I, Hugh Grenfal, hold in trust for Camden Mines Limited a 100% undivided interest in eight mineral claims in the Nanaimo Mining
Division, namely:

          Iron Wolf #1 - 1 unit (tenure number 327598);
          Iron Wolf #2 - 1 unit (tenure number 327599);
          Iron Wolf #3 - I unit (tenure number 327600);
          Iron Wolf #4 - 1 unit (tenure number 327601);
          Iron Wolf #5 - 1 unit (tenure number 327602);
          Iron Wolf #6 - I unit (tenure number 327603);
          Iron Wolf #7 - 1 unit (tenure number 327604);
          Iron Wolf #8 - I unit (tenure number 327605).

I will deliver full title on demand to Camden Mines Limited for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

/s/ Illegible
Hugh Grenfal